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                                                                   EXHIBIT 10.24

                                                                  [PNCBANK LOGO]

AMENDED AND RESTATED
SECURITY AGREEMENT


         THIS AMENDED AND RESTATED SECURITY AGREEMENT (this "AGREEMENT"), dated as of this 16th day of November, 2001, is made by Escalon Medical Corp. (the "GRANTOR"), with an address at 351 E. Conestoga Road, Wayne, Pennsylvania 19087, in favor of PNC BANK, NATIONAL ASSOCIATION (the "BANK"), with an address at 1600 Market Street, Philadelphia, Pennsylvania 19103.

         On the terms hereof, the Bank and the Grantor desire to amend and restate the Security Agreement, dated as of January 14, 2000, between the Bank and the Grantor.

         NOW, THEREFORE, the Grantor and the Bank, intending to be legally bound, hereby agree as follows:

1. DEFINITIONS.

         (a) "COLLATERAL" shall include all personal property of the Grantor, including the following, all whether now owned or hereafter acquired or arising and wherever located: (i) accounts (including health-care-insurance receivables and credit card receivables); (ii) securities entitlements, securities accounts, commodity accounts, commodity contracts and investment property; (iii) deposit accounts; (iv) instruments (including promissory notes); (v) documents (including warehouse receipts); (vi) chattel paper (including electronic chattel paper and tangible chattel paper); (vii) inventory, including raw materials, work in process, or materials used or consumed in Grantor's business, items held for sale or lease or furnished or to be furnished under contracts of service, sale or lease, goods that are returned, reclaimed or repossessed; (viii) goods of every nature, including stock-in-trade, goods on consignment, standing timber that is to be cut and removed under a conveyance or contract for sale, the unborn young of animals, crops grown, growing, or to be grown, manufactured homes, computer programs embedded in such goods and farm products; (ix) equipment, including machinery, vehicles and furniture; (x) fixtures; (xi) agricultural liens; (xii) as-extracted collateral; (xiii) commercial tort claims, if any, described on Exhibit "A" hereto; (xiv) letter of credit rights;
(xv) general intangibles, of every kind and description, including payment intangibles, software, computer information, source codes, object codes, records and data, all existing and future customer lists, choses in action, claims (including claims for indemnification or breach of warranty), books, records, patents and patent applications, copyrights, trademarks, tradenames, tradestyles, trademark applications, goodwill, blueprints, drawings, designs and plans, trade secrets, contracts, licenses, license agreements, formulae, tax and any other types of refunds, returned and unearned insurance premiums, rights and claims under insurance policies; (xvi) all supporting obligations of all of the foregoing property; (xvii) all property of the Grantor now or hereafter in the Bank's possession or in transit to or from, or under the custody or control of, the Bank or any affiliate thereof; (xviii) all cash and cash equivalents thereof; and (xix) all cash and noncash proceeds (including insurance proceeds) of all of the foregoing property, all products thereof and all additions and accessions thereto, substitutions therefor and replacements thereof. The Collateral shall also include any and all other tangible or intangible property that is described as being part of the Collateral pursuant to one or more Riders to Security Agreement that may be attached hereto or delivered in connection herewith, including the Rider to Security Agreement - Copyrights, the Rider to Security Agreement - Patents, the Rider to Security Agreement - Trademarks and the Rider to Security Agreement - Cash Collateral Account.

         (b) "OBLIGATIONS" shall include all loans, advances, debts, liabilities, obligations, covenants and duties owing by the Grantor to the Bank or to any other direct or indirect subsidiary of The PNC Financial Services Group, Inc., of any kind or nature, present or future (including any interest accruing thereon after maturity, or after the filing of any petition in bankruptcy, or the commencement of any




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insolvency, reorganization or like proceeding relating to the Grantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, whether or not (i) evidenced by any note, guaranty or other instrument, (ii) arising under any agreement, instrument or document, (iii) for the payment of money, (iv) arising by reason of an extension of credit, opening of a letter of credit, loan, equipment lease or guarantee, (v) under any interest or currency swap, future, option or other interest rate protection or similar agreement, (vi) under or by reason of any foreign currency transaction, forward, option or other similar transaction providing for the purchase of one currency in exchange for the sale of another currency, or in any other manner, (vii) arising out of overdrafts on deposit or other accounts or out of electronic funds transfers (whether by wire transfer or through automated clearing houses or otherwise) or out of the return unpaid of, or other failure of the Bank to receive final payment for, any check, item, instrument, payment order or other deposit or credit to a deposit or other account, or out of the Bank's non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository or other similar arrangements; and any amendments, extensions, renewals and increases of or to any of the foregoing, and all costs and expenses of the Bank incurred in the documentation, negotiation, modification, enforcement, collection and otherwise in connection with any of the foregoing, including reasonable attorneys' fees and expenses.

         (c) "UCC" means the Uniform Commercial Code, as adopted and enacted and as in effect from time to time in the State whose law governs pursuant to the Section of this Agreement entitled "Governing Law and Jurisdiction." Terms used herein which are defined in the UCC and not otherwise defined herein shall have the respective meanings ascribed to such terms in the UCC. To the extent the definition of any category or type of collateral is modified by any amendment, modification or revision to the UCC, such modified definition will apply automatically as of the date of such amendment, modification or revision.

2. GRANT OF SECURITY INTEREST. To secure the Obligations, the Grantor, as debtor, hereby assigns and grants to the Bank, as secured party, a continuing lien on and security interest in the Collateral.

3. CHANGE IN NAME OR LOCATIONS. The Grantor hereby agrees that if the location of the Collateral changes from the locations listed on Exhibit "A" hereto and made part hereof, or if the Grantor changes its name, its type of organization, its state of organization (if Grantor is a registered organization), its principal residence (if Grantor is an individual), its chief executive office (if Grantor is a general partnership or non-registered organization) or establishes a name in which it may do business that is not listed as a tradename on Exhibit "A" hereto, the Grantor will immediately notify the Bank in writing of the additions or changes.

4. REPRESENTATIONS AND WARRANTIES. The Grantor represents, warrants and covenants to the Bank that: (a) all information, including its type of organization, jurisdiction of organization, chief executive office, and (for individuals only) principal residence are as set forth on Exhibit "A" hereto and are true and correct on the date hereof; (b) the Grantor has good, marketable and indefeasible title to the Collateral, has not made any prior sale, pledge, encumbrance, assignment or other disposition of any of the Collateral, and the Collateral is free from all encumbrances and rights of setoff of any kind except the lien in favor of the Bank created by this Agreement; (c) except as herein provided, the Grantor will not hereafter without the Bank's prior written consent sell, pledge, encumber, assign or otherwise dispose of any of the Collateral or permit any right of setoff, lien or security interest to exist thereon except to the Bank; (d) the Grantor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein; (e) each account and general intangible, if included in the definition of Collateral, is genuine and enforceable in accordance with its terms and the Grantor will defend the same against all claims, demands, setoffs and counterclaims at any time asserted; (f) at the time any account or general intangible becomes subject to this Agreement, such account or general intangible will be a good and valid account representing a bona fide sale of goods or services by the Grantor and such goods will have been shipped to the respective account debtors or the services will have been performed for the respective account debtors, and, except as may occur in the ordinary course of



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business, no such account or general intangible will be subject to any claim for credit, allowance or adjustment by any account debtor or any setoff, defense or counterclaim and (g) it owns no copyrights, copyright licenses, patents, patent licenses, trademarks or trademark licenses except as described on the Riders hereto.

5. GRANTOR'S COVENANTS. The Grantor covenants that it shall:

         (a) from time to time and at all reasonable times, allow the Bank, by or through any of its officers, agents, attorneys, or accountants, to examine or inspect the Collateral, and obtain valuations and audits of the Collateral, at the Grantor's expense, wherever located. The Grantor shall do, obtain, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as the Bank may require to vest in and assure to the Bank its rights hereunder and in or to the Collateral, and the proceeds thereof, including waivers from landlords, warehousemen and mortgagees. The Grantor agrees that the Bank has the full power and authority to collect, compromise, endorse, sell or otherwise deal with the Collateral in its own name or that of the Grantor at any time upon an Event of Default;

         (b) keep the Collateral in good order and repair at all times and immediately notify the Bank of any event causing a material loss or decline in value of the Collateral, whether or not covered by insurance, and the amount of such loss or depreciation;

         (c) only use or permit the Collateral to be used in accordance with all applicable federal, state, county and municipal laws and regulations; and

         (d) have and maintain insurance at all times with respect to all Collateral against risks of fire (including so-called extended coverage), theft, sprinkler leakage, and other risks (including risk of flood if any Collateral is maintained at a location in a flood hazard zone) as the Bank may require, in such form, in such amount, for such period and written by such companies as may be satisfactory to the Bank in its sole discretion. Each such casualty insurance policy shall contain a standard Lender's Loss Payable Clause issued in favor of the Bank under which all losses thereunder shall be paid to the Bank as the Bank's interest may appear. Such policies shall expressly provide that the requisite insurance cannot be altered or canceled without at least thirty (30) days prior written notice to the Bank and shall insure the Bank notwithstanding the act or neglect of the Grantor. Upon the Bank's demand, the Grantor shall furnish the Bank with duplicate original policies of insurance or such other evidence of insurance as the Bank may require. In the event of failure to provide insurance as herein provided, the Bank may, at its option, obtain such insurance and the Grantor shall pay to the Bank, on demand, the cost thereof. Proceeds of insurance may be applied by the Bank to reduce the Obligations or to repair or replace Collateral, all in the Bank's sole discretion.

6. NEGATIVE PLEDGE; NO TRANSFER. The Grantor will not sell or offer to sell or otherwise transfer or grant or allow the imposition of a lien or security interest upon the Collateral (except for sales of inventory and collections of accounts in the Grantor's ordinary course of business), will not allow any third party to gain control of all or any part of the Collateral, and will not use any portion thereof in any manner inconsistent with this Agreement or with the terms and conditions of any policy of insurance thereon.

7. COVENANTS FOR ACCOUNTS. If accounts are included in the definition of
Collateral:

         (a) The Grantor will, on the Bank's demand, make notations on its books and records showing the Bank's security interest and make available to the Bank shipping and delivery receipts evidencing the shipment of the goods that gave rise to an account, completion certificates or other proof of the satisfactory performance of services that gave rise to an account, a copy of the invoice for each account and copies of any written contract or order from which an account arose. The Grantor shall promptly notify the Bank if an account becomes evidenced or secured by an instrument or chattel paper and upon the Bank's request, will promptly deliver any such instrument or chattel paper to the Bank, including any letter of credit delivered to the Grantor to support a shipment of inventory by the Grantor.



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         (b) The Grantor will promptly advise the Bank whenever an account debtor refuses to retain or returns any goods from the sale of which an account arose and will comply with any instructions that the Bank may give regarding the sale or other disposition of such returns. From time to time upon the Bank's request, the Grantor will report to the Bank all credits given to account debtors on all accounts.

         (c) The Grantor will immediately notify the Bank if any account arises out of contracts with the United States or any department, agency or instrumentality thereof, and will execute any instruments and take any steps required by the Bank so that all monies due and to become due under such contract shall be assigned to the Bank and notice of the assignment given to and acknowledged by the appropriate government agency or authority under the Federal Assignment of Claims Act.

         (d) At any time after the occurrence of an Event of Default, and without notice to the Grantor, the Bank may direct any persons who are indebted to the Grantor on any Collateral consisting of accounts or general intangibles to make payment directly to the Bank of the amounts due. The Bank is authorized to collect, compromise, endorse and sell any such Collateral in its own name or in the Grantor's name and to give receipts to such account debtors for any such payments and the account debtors will be protected in making such payments to the Bank. Upon the Bank's written request, the Grantor will establish with the Bank and maintain a lockbox account ("LOCKBOX") with the Bank and a depository account(s) ("CASH COLLATERAL ACCOUNT") with the Bank subject to the provisions of this subparagraph and such other related agreements as the Bank may require, and the Grantor shall notify its account debtors to remit payments directly to the Lockbox. Thereafter, funds collected in the Lockbox shall be transferred to the Cash Collateral Account, and funds in the Cash Collateral Account shall be applied by the Bank, daily, to reduce the outstanding Obligations.

8. FURTHER ASSURANCES. By its signature hereon, the Grantor hereby irrevocably authorizes the Bank to execute (on behalf of the Grantor) and file against the Grantor one or more financing, continuation or amendment statements pursuant to the UCC in form satisfactory to the Bank, and the Grantor will pay the cost of preparing and filing the same in all jurisdictions in which such filing is deemed by the Bank to be necessary or desirable in order to perfect, preserve and protect its security interests. If required by the Bank, the Grantor will execute all documentation necessary for the Bank to obtain and maintain perfection of its security interests in the Collateral. At the Bank's request, the Grantor will execute, in form satisfactory to the Bank, a Rider to Security Agreement - Copyrights (if any Collateral consists of registered or unregistered copyrights), a Rider to Security Agreement - Patents (if any Collateral consists of patents or patent applications), a Rider to Security Agreement - Trademarks (if any Collateral consists of trademarks, tradenames, tradestyles or trademark applications). If any Collateral consists of letter of credit rights, electronic chattel paper, deposit accounts or supporting obligations not maintained with the Bank or one of its affiliates, or any securities entitlement, securities account, commodities account, commodities contract or other investment property, then at the Bank's request the Grantor will execute, and will cause the depository institution or securities intermediary upon whose books and records the ownership interest of the Grantor in such Collateral appears, to execute such Pledge Agreements, Notification and Control Agreements or other agreements as the Bank deems necessary in order to perfect, prioritize and protect its security interest in such Collateral, in each case in a form satisfactory to the Bank.

9. EVENTS OF DEFAULT. The Grantor shall, at the Bank's option, be in default under this Agreement upon the happening of any of the following events or conditions (each, an "EVENT OF DEFAULT"): (a) any Event of Default (as defined in any of the Obligations); (b) any default under any of the Obligations that does not have a defined set of "Events of Default" and the lapse of any notice or cure period provided in such Obligations with respect to such default; (c) demand by the Bank under any of the Obligations that have a demand feature; (d) the failure by the Grantor to perform any of its obligations under this Agreement which is not cured within fifteen (15) days after the earlier of Grantor's knowledge thereof and Grantor's receipt of written notice thereof from the Bank; (e) any written representation or warranty made or furnished by Grantor to the Bank is false, erroneous or misleading in any material respect;
(f) an uninsured material loss, theft, damage, or destruction to any of the Collateral, or the entry of any



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judgment against the Grantor or any lien against or the making of any levy, seizure or attachment of or on the Collateral; provided that, in the case of entry of any such judgment, such entry shall not in and of itself constitute an Event of Default unless the same is not discharged, released or dismissed within thirty (30) days of the entry thereof; (g) the failure of the Bank to have a perfected first priority security interest in the Collateral, unless such failure is solely due to either the Bank's failure to file Uniform Commercial Code Financing Statements in the office of the Secretary of State of the Grantor's State of organization detailed on Exhibit A hereto or the Bank's filing of a termination of such Financing Statement; (h) any indication or evidence received by the Bank that the Grantor may have directly or indirectly been engaged in any type of activity which, in the Bank's discretion, might result in the forfeiture of any property of the Grantor to any governmental entity, federal, state or local; or (i) in the opinion of the Bank, there shall be a material adverse change in the financial condition of the Grantor.

10. REMEDIES. Upon the occurrence of any such Event of Default and at any time thereafter, the Bank may declare all Obligations secured hereby immediately due and payable and shall have, in addition to any remedies provided herein or by any applicable law or in equity, all the remedies of a secured party under the UCC. The Bank's remedies include, but are not limited to, the right to (a) peaceably by its own means or with judicial assistance enter the Grantor's premises and take possession of the Collateral without prior notice to the Grantor or the opportunity for a hearing, (b) render the Collateral unusable,
(c) dispose of the Collateral on the Grantor's premises, (d) require the Grantor to assemble the Collateral and make it available to the Bank at a place designated by the Bank, and (e) notify the United States Postal Service to send the Grantor's mail to the Bank. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank will give the Grantor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of commercially reasonable notice shall be met if such notice is sent to the Grantor at least ten (10) days before the time of the intended sale or disposition. Expenses of retaking, holding, preparing for disposition, disposing or the like shall include the Bank's reasonable attorneys' fees and legal expenses, incurred or expended by the Bank to enforce any payment due it under this Agreement either as against the Grantor, or in the prosecution or defense of any action, or concerning any matter growing out of or connection with the subject matter of this Agreement and the Collateral pledged hereunder. The Grantor waives all relief from all appraisement or exemption laws now in force or hereafter enacted.

11. POWER OF ATTORNEY. The Grantor does hereby make, constitute and appoint any officer or agent of the Bank as the Grantor's true and lawful attorney-in-fact, with power to (a) endorse the name of the Grantor or any of the Grantor's officers or agents upon any notes, checks, drafts, money orders, or other instruments of payment or Collateral that may come into the Bank's possession in full or part payment of any Obligations; (b) sue for, compromise, settle and release all claims and disputes with respect to, the Collateral; and (c) sign, for the Grantor, such documentation required by the UCC, or supplemental intellectual property security agreements; granting to the Grantor's said attorney full power to do any and all things necessary to be done in and about the premises as fully and effectually as the Grantor might or could do. The Grantor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest, and is irrevocable.

12. PAYMENT OF EXPENSES. At its option, the Bank may discharge taxes, liens, security interests or such other encumbrances as may attach to the Collateral, may pay for required insurance on the Collateral and may pay for the maintenance, appraisal or reappraisal, and preservation of the Collateral, as determined by the Bank to be necessary. The Grantor will reimburse the Bank on demand for any payment so made or any expense incurred by the Bank pursuant to the foregoing authorization, and the Collateral also will secure any advances or payments so made or expenses so incurred by the Bank.

13. NOTICES. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder ("NOTICES") must be in writing and will be effective upon receipt. Notices may be given in any manner to which the parties may separately agree, including electronic mail. Without limiting the foregoing, first-class mail, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices. Regardless of the manner in which provided,



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Notices may be sent to a party's address as set forth above or to such other address as any party may give to the other for such purpose in accordance with this section.

14. PRESERVATION OF RIGHTS. No delay or omission on the Bank's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Bank's action or inaction impair any such right or power. The Bank's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Bank may have under other agreements, at law or in equity.

15. ILLEGALITY. If any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, it shall not affect or impair the validity, legality and enforceability of the remaining provisions of this Agreement.

16. CHANGES IN WRITING. No modification, amendment or waiver of, or consent to any departure by the Grantor from, any provision of this Agreement will be effective unless made in a writing signed by the Bank and Grantor, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Grantor will entitle the Grantor to any other or further notice or demand in the same, similar or other circumstance.

17. ENTIRE AGREEMENT. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

18. COUNTERPARTS. This Agreement may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any party so executing this Agreement by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

19. SUCCESSORS AND ASSIGNS. This Agreement will be binding upon and inure to the benefit of the Grantor and the Bank and their respective heirs, executors, administrators, successors and assigns; provided, however, that the Grantor may not assign this Agreement in whole or in part without the Bank's prior written consent and the Bank at any time may assign this Agreement in whole or in part.

20. INTERPRETATION. In this Agreement, unless the Bank and the Grantor otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections) or exhibits are to those of this Agreement; and references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. Unless otherwise specified in this Agreement, all accounting terms shall be interpreted and all accounting determinations shall be made in accordance with GAAP. If this Agreement is executed by more than one Grantor, the obligations of such persons or entities will be joint and several.

21. INDEMNITY. The Grantor agrees to indemnify each of the Bank, each legal entity, if any, who controls the Bank and each of their respective directors, officers and employees (the "INDEMNIFIED PARTIES") and to hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including all fees and charges of internal or external counsel with whom any Indemnified Party may consult and all expenses of litigation and preparation therefor) which any



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Indemnified Party may incur or which may be asserted against any Indemnified
Party by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of the Grantor), in connection with or arising out of or relating to the matters referred to in this Agreement or the Obligations or the use of the proceeds of any loan, whether (a) arising from or incurred in connection with any breach of a representation, warranty or covenant by the Grantor, or (b) arising out of or resulting from any suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, or tort, or contract or otherwise, before any court or governmental authority; provided, however, that the foregoing indemnity agreement shall not apply to any claims, damages, losses, liabilities and expenses solely attributable to an Indemnified Party's gross negligence or willful misconduct. The indemnity agreement contained in this Section shall survive the termination of this Agreement, payment of the Obligations and assignment of any rights hereunder. The Grantor may participate at its expense in the defense of any such claim.

22. GOVERNING LAW AND JURISDICTION. This Agreement has been delivered to and accepted by the Bank and will be deemed to be made in the State where the Bank's office indicated above is located. THIS AGREEMENT WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE WHERE THE BANK'S OFFICE INDICATED ABOVE IS LOCATED, EXCEPT THAT THE LAWS OF THE STATE WHERE ANY COLLATERAL IS LOCATED (IF DIFFERENT FROM THE STATE WHERE SUCH OFFICE OF THE BANK IS LOCATED) SHALL GOVERN THE CREATION, PERFECTION AND FORECLOSURE OF THE LIENS CREATED HEREUNDER ON SUCH PROPERTY OR ANY INTEREST THEREIN. The Grantor hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in the county or judicial district where the Bank's office indicated above is located; provided that nothing contained in this Agreement will prevent the Bank from bringing any action, enforcing any award or judgment or exercising any rights against the Grantor individually, against any security or against any property of the Grantor within any other county, state or other foreign or domestic jurisdiction. The Bank and the Grantor agree that the venue provided above is the most convenient forum for both the Bank and the Grantor. The Grantor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

23. SELF HELP REMEDIES. THE GRANTOR BEING FULLY AWARE OF THE RIGHT TO NOTICE AND A HEARING ON THE QUESTION OF THE VALIDITY OF ANY CLAIMS THAT MAY BE ASSERTED AGAINST THE GRANTOR BY THE BANK UNDER THIS AGREEMENT, AND RELATED AGREEMENTS AND DOCUMENTS, BEFORE THE GRANTOR CAN BE DEPRIVED OF ANY PROPERTY IN THE GRANTOR'S POSSESSION, HEREBY WAIVES THESE RIGHTS AND AGREES THAT, AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT, THE BANK MAY EMPLOY SELF-HELP OR ANY LEGAL OR EQUITABLE PROCESS PROVIDED BY LAW TO TAKE POSSESSION OF ANY SUCH PROPERTY WITHOUT FIRST OBTAINING A FINAL JUDGMENT OR WITHOUT FIRST GIVING THE GRANTOR NOTICE AND THE OPPORTUNITY TO BE HEARD ON THE VALIDITY OF THE CLAIM UPON WHICH SUCH TAKING IS MADE. THE GRANTOR WAIVES ALL RELIEF FROM ALL APPRAISEMENT OR EXEMPTION LAWS NOW IN FORCE OR HEREAFTER ENACTED.

24. WAIVER OF JURY TRIAL. EACH OF THE GRANTOR AND THE BANK IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH


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DOCUMENTS. THE GRANTOR AND THE BANK ACKNOWLEDGE THAT THE FOREGOING WAIVER IS
KNOWING AND VOLUNTARY.

THE GRANTOR ACKNOWLEDGES THAT IT HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE WAIVER OF JURY TRIAL, AND HAS BEEN ADVISED BY COUNSEL AS NECESSARY OR APPROPRIATE.

WITNESS the due execution hereof as a document under seal, as of the date first written above.


WITNESS / ATTEST:                                ESCALON MEDICAL CORP.


   /s/                                           By: /s/
---------------------------------------              -----------------  --------
                                                                         (SEAL)

Print Name: H.M. Rimmer                          Print Name: Richard J. DePiano
            ---------------------------                      -------------------
Title: Sr. Vice President of Finance            Title: CEO
       --------------------------------                -------------------------
(Include title only if an officer of
    entity signing to the right)





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                                   EXHIBIT "A"
                              TO SECURITY AGREEMENT


1. Grantor's form of organization (i.e., corporation, partnership, limited liability company):

                            Corporation

2. Grantor's State of organization, if a registered organization (i.e., corporation, limited partnership or limited liability company):

                            Pennsylvania

3. Grantor's principal residence, if a natural person or general partnership:

                            351 E. Conestoga Road
                            Wayne, PA 19087
                            Chester County

4.       Address of Grantor's chief executive office, including the County:

                            351 E. Conestoga Road
                            Wayne, PA 19087
                            Chester County

5.       Grantor's EIN, if not a natural person:



6.       Grantor's SSN, if a natural person:



7.       Grantor's organization ID# (if any exists):

                            3027704

8.       Address for books and records, if different:

                            2440 S. 179th Street
                            New Berlin, WI 53146
                            Waukescha, County


9. Addresses of other Collateral locations, including Counties, and name and address of landlord or owner if location is not owned by Grantor:

                            2440 S. 179th Street
                            New Berlin, WI 53146
                            Waukescha, County
                                       Landlord: Liberty Lane Center
                                                 c/o Judson & Associates, S.C.
                                                 1285 Sunnyridge Road
                                                 Pewaukee, WI 53072

                            5001 Route 42
                            Turnersville, NJ 08012
                            Gloucester County
                                Landlord: Joseph J. Master and Louise Master
                                          P.O. Box 1115
                                          Turnersville, NJ   08012

                            3000 Marcus Avenue
                            Lake Suceers, NY 11042
                            Nassau County
                                Landlord: We're Associates Company
                                          100 Jericho Quadrangle
                                          Jericho, NJ   11753



10.      Other names or tradenames now or formerly used by the Grantor:

                            Intelligent Surgical Lasers, Inc.
                            Escalon Vascular Access, Inc.
                            EOI Corp.
                            Escalon Ophthamics, Inc.

11. List of all existing Commercial Tort Claims (by case title with court and brief description of claim):

                            None

                    RIDER TO SECURITY AGREEMENT - TRADEMARKS

         THIS RIDER TO SECURITY AGREEMENT ("RIDER") is executed as of this 16 day of November, 2001, by and between ESCALON MEDICAL CORP. (the "GRANTOR") with an address at 351 E. Conestoga Road, Wayne, Pennsylvania 19087 and PNC BANK, NATIONAL ASSOCIATION (the "BANK"), with an address at 1600 Market Street, Philadelphia, Pennsylvania 19103. This Rider is incorporated into and made part of that certain Security Agreement ("SECURITY AGREEMENT") between the Grantor and the Bank dated November 16, 2001, and also into certain other financing documents and security agreements executed by and between the Grantor and the Bank (all such documents including this Rider being collectively referred to as "LOAN DOCUMENTS"). All capitalized terms not otherwise defined in this Rider shall have the same meanings ascribed to such terms in the other Loan Documents.

         The Grantor has adopted, used and is using (or has filed applications, other than intent-to-use applications, for the registration of) the trademarks, service marks and trade names listed on Schedule "A" attached hereto and made part hereof (all such marks or names hereinafter referred to as the "TRADEMARKS").

         The Bank desires to acquire a lien and security interest on the Trademarks and the registration thereof, together with all the goodwill of the Grantor associated therewith and represented thereby, as security for all of the Obligations (as defined in the Security Agreement) to the Bank, and the Bank desires to have its security interest in such Trademarks confirmed by a document identifying same and in such form that it may be recorded in the United States Patent and Trademark Office.

         NOW, THEREFORE, with the foregoing background deemed incorporated by reference and made part hereof, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

                  1. GRANT OF SECURITY INTEREST. In consideration of and pursuant to the terms of the Loan Documents, and for other good, valuable and sufficient consideration, the receipt and sufficiency of which is hereby acknowledged, and to secure payment and performance of the Obligations, the Grantor grants a lien and security interest to the Bank in all its present and future right, title and interest in and to the Trademarks, together with all the goodwill and other tangible assets of the Grantor associated with and represented by the Trademarks, and the non-intent-to-use applications for and registration thereof and the right (but not the obligation) to sue for past, present and future infringements, and the proceeds thereof, including, without limitation, license royalties and proceeds of infringement suits.

                  2. REPRESENTATIONS AND WARRANTIES. The Grantor represents, warrants and covenants that: (a) the Trademarks are subsisting and have not been abandoned, suspended, voluntarily terminated or canceled by the Grantor, have not been adjudged invalid or unenforceable, and to the best of the Grantor's knowledge, there is no reason why the Trademarks should be adjudged invalid or unenforceable; (b) each of the Trademarks is valid and enforceable; (c) the Grantor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Trademarks, and each of the Trademarks is free and clear of any liens, charges and encumbrances, including, without limitation, pledges, assignments, licenses and covenants by the Grantor not to sue third persons; (d) the Grantor has the unqualified right to enter into this Rider and perform its terms; (e) the Grantor has used, and will continue to use for the duration of this Rider, proper notice, as required by 15 U.S.C. Sections 1051-1127 in connection with its use of the Trademarks; (f) the Grantor has used, and will continue to use for the duration of this Rider, consistent standards of quality in products leased or sold under the Trademarks; and (g) the Grantor will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any of the Trademarks may become invalidated, abandoned, unenforceable, avoided, avoidable or otherwise diminished in value, and shall notify the Bank immediately if it knows of any reason or has any reason to know of any grounds under which any of the foregoing may occur.

         3. VERIFICATION OF QUALITY CONTROL. The Grantor hereby grants to the Bank and its employees and agents the right to visit the Grantor's locations which lease, sell, or store products under any of the Trademarks and to inspect the products and quality control records relating thereto at reasonable times during regular business hours to ensure the Grantor's compliance with paragraph 2(f).

         4. COVENANTS. The Grantor further covenants that until all of the Obligations have been satisfied in full: (a) the Grantor shall maintain the Trademarks in full force and effect; (b) the Grantor will not enter into any agreement which is inconsistent with the Grantor's obligations under this Rider or which restrict or impair the Bank's rights hereunder; and (c) if the Grantor acquires rights to any new non-intent-to-use Trademarks, the provisions of this Rider shall automatically apply thereto and the Grantor shall give the Bank prompt written notice thereof along with an amended Schedule A; provided, however, that notwithstanding anything to the contrary contained in this Agreement, the Grantor shall have the right to enter into agreements in the ordinary course of business with respect to the Trademarks.

         5. EXCLUSIVE USE OF TRADEMARKS. So long as this Rider is in effect and so long as the Grantor has not received notice from the Bank that an Event of Default has occurred under the Loan Documents and that the Bank has elected to exercise its rights to assignment hereunder, the Grantor shall continue to have the exclusive right to use the Trademarks including licenses thereof, and the Bank shall have no right to use the Trademarks or issue any exclusive or non-exclusive license with respect thereto, or assign, pledge or otherwise transfer title in the Trademarks to anyone else.

         6. NEGATIVE PLEDGE. The Grantor agrees not to sell, assign (by operation of law or otherwise) or further encumber its rights and interest in the Trademarks without prior written consent of the Bank. The Grantor shall defend the Trademarks against and shall take other action as is necessary to remove any lien, security interest, claim, right or other encumbrance of any nature whatsoever in or to the Trademarks, and will defend the right, title and interest of the Bank in and to any of the Grantor's rights under the Trademarks against the claims or demands of all persons whatsoever.

         7. NO ADDITIONAL TRADEMARKS. As of the date hereof, the Grantor does not own any Trademarks, or have any Trademarks registered in or the subject of pending applications in the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, other than those grants, registrations or applications for registrations listed on Schedule A annexed hereto and made a part hereof.

         8. PLEDGE OF ADDITIONAL TRADEMARKS. In the event the Grantor, either itself or through any agent, employee, licensee or designee shall:

                  (a) file or record an application for the registration of any Trademark with the United States Patent and Trademark Office or any similar office or agency of the United States, any State thereof, or any other country or any political subdivision thereof; or

                  (b) file or record any assignment of any Trademark which the Grantor may acquire, own or license from a third party, with the United States Patent and Trademark Office or any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof;

the Grantor shall promptly, but in no event more than fifteen (15) days subsequent to such filing, notify the Bank thereof, and, upon request of the Bank shall promptly, but in no event more than twenty (20) days subsequent to such notice, execute and deliver any and all assignments, agreements, instruments, documents and papers as the Bank may reasonably request to evidence the Bank's interest in such Trademark and the goodwill of the Grantor associated thereto or represented thereby. The Grantor hereby grants the Bank a power of attorney, irrevocable until the Obligations are fully paid and satisfied, to modify this Rider by amending Schedule A, as applicable, to include any future Trademarks or Licenses, including, without limitation, registrations or applications appurtenant thereto, covered by this Rider.

         9. REMEDIES UPON DEFAULT. (a) Anything herein contained to the contrary notwithstanding, if and while the Grantor shall be in default hereunder or an Event of Default exists under the Loan Documents, the Grantor hereby covenants and agrees that the Bank, as the holder of a security interest under the Uniform Commercial Code, may take such action permitted under the Loan Documents or permitted by law, in its exclusive discretion, to foreclose upon the Trademarks covered hereby.

                  (b) For such purposes, and in the event of the Grantor's default hereunder or an Event of Default under the Loan Documents and while such default or Event of Default exists, the Grantor hereby authorizes and empowers the Bank to make, constitute and appoint any officer or agent of the Bank as the Bank may select, in its exclusive discretion, as the Grantor's true and lawful attorney-in-fact, with the power to endorse the Grantor's name on all applications, documents, papers and instruments necessary for the Bank to use the Trademarks or to grant or issue any exclusive or non-exclusive license under the Trademarks to anyone else, or necessary for the Bank to assign, pledge, convey or otherwise transfer title in or dispose of the Trademarks to anyone else. The Grantor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof, except for the gross negligence or willful misconduct of such attorney. This power of attorney shall be irrevocable for the life of this Rider and the Loan Documents, and until all the Obligations are satisfied in full.

                  (c) The Grantor expressly acknowledges that this Rider shall be recorded with the Patent and Trademark Office in Washington, D.C. Contemporaneously herewith, the Grantor shall also execute and deliver to the Bank such documents as the Bank shall reasonably request to permanently assign all rights in the Trademarks to the Bank, which documents shall be held by the Bank, until the occurrence of an Event of Default hereunder or under the Loan Documents. After such occurrence, the Bank may, at its sole option, record such documents with the Patent and Trademark Office.

         10. SUBJECT TO SECURITY AGREEMENT. This Rider shall be subject to the terms, provisions, and conditions set forth in the Security Agreement and may not be modified without the written consent of the party against whom enforcement is being sought.

         11. INCONSISTENT WITH SECURITY AGREEMENT. All rights and remedies herein granted to the Bank shall be in addition to any rights and remedies granted to the Bank under the Loan Documents. In the event of an inconsistency between this Rider and the Security Agreement, the language of the Security Agreement shall control. The terms and conditions of the Security Agreement are hereby incorporated herein by reference.

         12. TERMINATION OF AGREEMENT. Upon payment and performance of all Obligations under the Loan Documents, the Bank shall execute and deliver to the Grantor all documents necessary to re-vest all rights in and to the Trademarks in the Grantor and/or terminate any interest of the Bank therein.

         13. PROSECUTION OF TRADEMARK APPLICATIONS. (a) Subject to the terms of the Loan Documents, the Grantor shall have the duty to prosecute diligently any trademark application with respect to the Trademarks pending as of the date of this Rider or thereafter, until the Obligations shall have been satisfied in full, to preserve and maintain all rights in the registration and grant of the Trademarks, to halt any infringement of the Trademarks, and upon reasonable request of the Bank, the Grantor shall make federal application on registrable but unregistered trademarks belonging to the Grantor. Any reasonable expenses incurred in connection with such applications or defense of said Trademarks shall be borne by the Grantor. The Grantor shall not abandon any Trademark without the written consent of the Bank.

                  (b) The Grantor shall have the right to bring suit in its own name to enforce the Trademarks, in which event the Bank may, if the Grantor deems it necessary or after an Event of Default under the Loan Documents, be joined as a nominal party to such suit if the Bank shall have been satisfied that it is not thereby incurring any risk of liability because of such joinder. The Grantor shall promptly, upon demand, reimburse and indemnify the Bank for all damages, reasonable costs and reasonable expenses, including attorneys' fees, incurred by the Bank in the fulfillment of the provisions of this paragraph.

         14. RESPONSIBILITY AND LIABILITY. The Grantor assumes all responsibility and liability arising from the use of the Trademarks, and hereby indemnifies and holds the Bank and each director, officer, employee, affiliate and agent thereof, harmless from and against any claim, suit, loss, damage or expense (including attorneys' fees and expenses) arising out of any alleged defect in any product manufactured, promoted or sold by the Grantor in connection with any of the Trademarks or otherwise arising out of the Grantor's operation of its business from the use of the Trademarks. In any suit, proceeding or action brought by the Bank under any License for any sum owing thereunder, or to enforce any provisions of such License, the Grantor will indemnify and keep the Bank harmless from and against all expense, loss or damage suffered by reason of any defense, set off, recoupment, claim, counterclaim, reduction or liability whatsoever of the obligee thereunder or arising out of a breach of the Grantor of any obligation thereunder or arising out of any agreement, indebtedness or liability at any time owing to or in favor of such obligee or its successors from the Grantor, and all such Obligations of the Grantor shall be and remain enforceable against and only against the Grantor and shall not be enforceable against the Bank.

         15. BANK'S RIGHTS. The Bank may, in its sole discretion, pay any amount or do any act required of the Grantor hereunder or requested by the Bank to preserve, defend, protect, maintain, record or enforce the Grantor's obligations contained herein, the Obligations of the Grantor to the Bank, the Trademarks, or the right, title and interest granted the Bank herein, and which the Grantor fails to do or pay, and any such payment shall be deemed an advance by the Bank to the Grantor and shall be payable on demand together with interest thereon at the default rate specified in the Loan Documents.

         16. PROTECTION OF THE TRADEMARKS. The Grantor agrees that if it learns of any use by any person or any term or design likely to cause confusion with any Trademark, or of any claim of any lien, security interest, claim, right or other encumbrance of any nature whatsoever in or to the Trademarks, the Grantor shall promptly notify the Bank of such use, lien, security interest, claim, right or other encumbrance and, if requested by the Bank, shall join with the Bank, at the Grantor's expense, in such action as the Bank, in its reasonable discretion, may deem advisable for the protection of the Bank's interest in and to the Trademarks, it being understood that the foregoing shall not preclude the Grantor from bringing an action against a person for the protection of the Grantor's interest in and to such Trademarks.

         17. ADDITIONAL REMEDIES. Upon the occurrence of an Event of Default under the Loan Documents, the Bank may, without any obligation to do so, complete any obligation of the Grantor hereunder, in the Grantor's name or in the Bank's name, but at the Grantor's expense, and the Grantor hereby agrees to reimburse the Bank in full for all reasonable expenses, including reasonable attorney's fees, incurred by the Bank in protecting, defending and maintaining the Trademarks.

         18. GOVERNING LAW. This Rider will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State where the Bank's office indicated above is located, excluding its conflict of laws rules, except that the federal laws of the United States of America shall govern to the extent applicable.

         19. COUNTERPARTS. This Rider may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any party so executing this Agreement by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

WITNESS the due execution hereof as a document under seal, as of the date first written above.

WITNESS / ATTEST:                        ESCALON MEDICAL CORP.



 /s/                                     By: /s/
----------------------------------           --------------------------  -------
                                                                         (SEAL)

Print Name:  H.M. Rimmer                 Print Name: Richard J. DePiano
            ----------------------                   ---------------------------
Title:     SVP Finance                   Title: CEO
       ---------------------------              --------------------------------
(Include title only if an officer
 of entity signing to the right)

                                         PNC BANK, NATIONAL ASSOCIATION



                                         By: /s/
                                            ------------------------------------
                                         Print Name: Frank P. Devine
                                                     ---------------------------

                                         Title:  Assistant Vice President
                                                --------------------------------

                             SCHEDULE A - TRADEMARKS



                             APPLICATION OR                  REGISTRATION OR
TRADEMARK                   REGISTRATION NO.     COUNTRY       FILING DATE
---------                   ----------------     -------     ---------------

Trademark "ESCALON"                1,746,993      US              5/13/92
Trademark "ESCALON"                1,768,979      US              5/13/92
Trademark "OCUFIT SR"              1,917,083      US              1/21/93
Trademark "PD ACCESS"              2,327,005      US               5/8/96
Trademark "PD ACCESS"                371.328      CTM            11/11/96
Trademark "PD ACCESS"              126745/96      Japan          11/11/96
Trademark "SMARTNEEDLE"           75/620,674      US              1/13/99
Trademark "SMARTNEEDLE"              469,023      SWIT            1/12/99
Trademark "SMARTNEEDLE"            4,398,260      Japan           1/13/99
Trademark "SMARTNEEDLE"              1239573      CTM             1/15/99
Trademark "SMARTNEEDLE"            1,022,096      Canada          1/13/99
Trademark "NB2000"                76/144,850      US             10/11/00

                              TRADEMARK ASSIGNMENT

         WHEREAS, ESCALON MEDICAL CORP. (the "GRANTOR") is the owner of the entire right, title and interest in and to the United States trademarks, trade names and registrations listed on Schedule A attached hereto and made a part hereof (collectively, the "TRADEMARKS"), which are registered in the United States Patent and Trademark Office or which are subject of pending applications in the United States Patent and Trademark Office; and

         WHEREAS, PNC BANK, NATIONAL ASSOCIATION, having a place of business at 1600 Market Street, Philadelphia, Pennsylvania 19103, identified as the "BANK" under that certain Rider to Security Agreement - Trademarks (the "RIDER") of even date herewith (the "GRANTEE") is desirous of acquiring said Trademarks;

         WHEREAS, the Grantee has a security interest in the assets of the Grantor adequate to carry on the business of the Grantor; and

         WHEREAS, the Rider provides that this Assignment shall become effective upon the occurrence of an Event of Default as defined in the Security Agreement dated as of November 16, 2001 by and between the Grantor and the Grantee.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Grantor, for itself and its successors and assigns does hereby collaterally transfer, assign and set over unto Grantee, its successors, transferees and assigns, all of its present and future right, title and interest in and to the Trademarks, the goodwill of the business associated with such Trademarks and all proceeds thereof and all rights and proceeds associated therewith.

         IN WITNESS WHEREOF, the undersigned has caused this Trademark Assignment to be executed by its duly authorized officer on this 16th day of November, 2001.

WITNESS / ATTEST:                               ESCALON MEDICAL CORP.



  /s/                                           By:  /s/
------------------------------------                -----------------  ---------
                                                                         (SEAL)

Print Name:    H.M. Rimmer                      Print Name: Richard J. DePiano
            ------------------------                        --------------------
Title:    SVP Finance                           Title:  CEO
       -----------------------------                   -------------------------
(Include title only if an officer of
    entity signing to the right)

                      RIDER TO SECURITY AGREEMENT - PATENTS

         THIS RIDER TO SECURITY AGREEMENT ("RIDER") is executed as of this 16th of November, 2001, by and between ESCALON MEDICAL CORP. (the "GRANTOR") with an address at 351 E. Conestoga Road, Wayne, Pennsylvania and PNC BANK, NATIONAL ASSOCIATION (the "BANK"), with an address at 1600 Market Street, Philadelphia, Pennsylvania 19103. This Rider is incorporated into and made part of that certain Security Agreement ("SECURITY AGREEMENT") between the Grantor and the Bank dated November 16, 2001, and also into certain other financing documents and security agreements executed by and between the Grantor and the Bank or by and between the Borrower (as defined in the Security Agreement) and the Bank (all such documents including this Rider being collectively referred to as "LOAN DOCUMENTS"). All capitalized terms not otherwise defined in this Rider shall have the same meanings ascribed to such terms in the other Loan Documents.

         As collateral security for the Obligations (as defined in the Security Agreement) under the Loan Documents, the Grantor has agreed to grant a security interest in and to assign to the Bank the Patent Collateral (as hereinafter defined). The Bank desires to have its lien and security interest in such Patent Collateral confirmed by a document identifying such security interest and in such form as may be recorded in the United States Patent and Trademark Office.

         NOW, THEREFORE, with the foregoing background deemed incorporated by reference and made part hereof, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

         1. GRANT OF SECURITY INTEREST. In consideration of and pursuant to the terms of the Security Agreement and for other good, valuable and sufficient consideration, the receipt and sufficiency of which is hereby acknowledged, and to secure the Obligations, the Grantor does hereby assign and grant to the Bank a lien and security interest in (a) all of the Grantor's right, title and interest in and to (i) the United States Letters Patent and the inventions described and claimed therein set forth on Schedule A hereto and any future patents of Grantor (hereinafter referred to collectively as the "PATENTS"); (ii) the applications for Letters Patent and the inventions described and claimed therein set forth on Schedule A hereto and any United States Letters Patent which may be issued upon any of said applications and any future patent applications of Grantor (hereinafter referred to collectively as the "APPLICATIONS"); (iii) any reissue, extension, division or continuation of the Patents or the Applications (such reissues, extensions, divisions and continuations being herein referred to collectively as the "REISSUED PATENTS");
(iv) all future royalties or other fees paid or payment or payments made or to be made to the Grantor in respect of the Patents; and (v) proceeds of any and all of the foregoing (the Patents, Applications, Reissued Patents and Royalties and proceeds being herein referred to collectively as the "PATENT RIGHTS"); and
(b) all rights, interests, claims and demands that the Grantor has or may have in existing and future profits and damages for past and future infringements of the Patent Rights (such rights, interests, claims and demands being herein called the "CLAIMS") (the Patent Rights and Claims collectively referred to as the "PATENT COLLATERAL").

         2. REPRESENTATIONS AND WARRANTIES. The Grantor warrants and represents to the Bank that: (a) the Grantor is the true and lawful exclusive owner of the Patent Rights set forth on Schedule A, including all rights and interests herein granted; (b) the Patent Collateral is valid and enforceable; (c) the Grantor has full power and authority to execute and deliver this Rider; (d) the Grantor has no notice of any suits or actions commenced or threatened against it, or notice of claims asserted or threatened against it, with reference to the Patent Rights and the interests granted herein; and (e) the Patent Rights and all interests granted herein are so granted free from all liens, charges, claims, options, licenses, pledges and encumbrances of every kind and character.

         3. COVENANTS. The Grantor further covenants that: (a) until all of the Obligations have been satisfied in full, the Grantor will not enter into any agreement, including without limitation, license agreements, which are inconsistent with the Grantor's obligations under this Rider; and (b) if the Grantor acquires rights to any new Patent Collateral, the provisions of this Rider shall automatically apply thereto and the Grantor shall give the Bank prompt written notice thereof along with an amended Schedule A; provided, however, that notwithstanding anything to the contrary contained in this Agreement, the Grantor shall have the right to enter into agreements in the ordinary course of business with respect to the Patent Collateral.

         4. MAINTENANCE OF PATENT COLLATERAL. The Grantor further covenants that: until all of the Obligations have been satisfied in full, it will (i) not enter into any agreement, including without limitation, license agreements, which are inconsistent with the Grantor's undertakings and covenants under this Rider or which restrict or impair the Bank's rights hereunder and (ii) maintain the Patent Collateral in full force and effect.

         5. NEGATIVE PLEDGE. The Grantor shall not sell, assign or further encumber its rights and interest in the Patent Collateral without prior written consent of the Bank.

         6. REMEDIES UPON DEFAULT. (a) Anything herein contained to the contrary notwithstanding, if and while the Grantor shall be in default hereunder or an Event of Default exists under the Loan Documents, the Grantor hereby covenants and agrees that the Bank, as the holder of a security interest under the Uniform Commercial Code, may take such action permitted under the Loan Documents or permitted by law, in its exclusive discretion, to foreclose upon the Patent Collateral covered hereby.

                  (b) For such purposes, and in the event of the Grantor's default hereunder or an Event of Default under the Loan Documents and while such default or Event of Default exists, the Grantor hereby authorizes and empowers the Bank to make, constitute and appoint any officer or agent of the Bank as the Bank may select, in its exclusive discretion, as the Grantor's true and lawful attorney-in-fact, with the power to endorse the Grantor's name on all applications, documents, papers and instruments necessary for the Bank to use the Patent Collateral or to grant or issue any exclusive or non-exclusive license under the Patent Collateral to anyone else, or necessary for the Bank to assign, pledge, convey or otherwise transfer title in or dispose of the Patent Collateral itself or to anyone else. The Grantor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof, except for the gross negligence or willful misconduct of such attorney. This power of attorney shall be irrevocable for the life of this Rider and the Loan Documents, and until all the Obligations are satisfied in full.

                  (c) The Grantor expressly acknowledges that this Rider shall be recorded with the Patent and Trademark Office in Washington, D.C. Contemporaneously herewith, the Grantor shall also execute and deliver to the Bank such documents as the Bank shall reasonably require to permanently assign all rights in the Patent Collateral to the Bank, which documents shall be held by the Bank, in escrow, until the occurrence of an Event of Default hereunder or under the Loan Documents. After such occurrence, the Bank may, at its sole option, record such escrowed documents with the Patent and Trademark Office.

         7. PROSECUTION OF PATENT APPLICATIONS. (a) The Grantor shall, at its own expense, diligently maintain all patents and diligently file and prosecute all patent applications relating to the inventions described and claimed in the Patent Collateral in the United States Patent and Trademark Office, and shall pay or cause to be paid in their customary fashion all fees and disbursements in connection therewith, and shall not abandon any such application prior to the exhaustion of all administrative and judicial remedies or disclaim or dedicate any Patent without the prior written consent of the Bank. The Grantor shall not abandon any Patent Collateral without the prior written consent of the Bank.

                  (b) Any and all fees, costs and expenses, including reasonable attorneys' fees and expenses incurred by the Bank in connection with the preparation, modification, enforcement or termination of this Rider and all other documents relating hereto and the consummation of this transaction, the filing and recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or costs otherwise incurred in defending or prosecuting any actions or proceedings arising out of or related to the Patent Collateral shall be paid by the Grantor on demand by the Bank.

                  (c) The Grantor shall have the right to bring suit in the name of the Grantor to enforce the Patent Collateral, in which case the Bank may, at the Bank's option, be joined as a nominal party to such suit if the Bank shall be satisfied that such joinder is necessary and that the Bank is not thereby incurring any risk of liability by such joinder. The Grantor shall promptly, upon demand, reimburse and indemnify, defend and hold harmless the Bank for all damages, costs and expenses, including reasonable attorneys' fees, incurred by the Bank pursuant to this paragraph and all other actions and conduct of the Grantor with respect to the Patent Rights during the term of this Rider.

         8. SUBJECT TO SECURITY AGREEMENT. This Rider shall be subject to the terms, provisions, and conditions set forth in the Security Agreement and may not be modified without the written consent of the party against whom enforcement is being sought.

         9. INCONSISTENT WITH SECURITY AGREEMENT. All rights and remedies herein granted to the Bank shall be in addition to any rights and remedies granted to the Bank under the Loan Documents. In the event of an inconsistency between this Rider and the Security

Agreement, the language of the Security Agreement shall control. The terms and conditions of the Security Agreement are hereby incorporated herein by reference.

         10. TERMINATION OF AGREEMENT. Upon payment and performance of all Obligations under the Loan Documents, the Bank shall execute and deliver to the Grantor all documents necessary to terminate the Bank's security interest in the Patent Collateral.

         11. FEES AND EXPENSES. Any and all reasonable fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and legal expenses incurred by the Bank in connection with the preparation of this Rider and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, reasonable counsel fees, maintenance fees, encumbrances or costs otherwise incurred in protecting, maintaining, preserving the Patent Collateral, or in defending or prosecuting any actions or proceedings arising out of or related to the Patent Collateral, in each case in accordance with the terms of this Rider, shall be borne and paid by the Grantor on demand by the Bank and until so paid shall be added to the principal amount of the Obligations to the Bank and shall bear interest at the contract rate therefor.

         12. ADDITIONAL REMEDIES. Upon the occurrence of an Event of Default under the Loan Documents, the Bank may, without any obligation to do so, complete any obligation of the Grantor hereunder, in the Grantor's name or in the Bank's name, but at the Grantor's expense, and the Grantor hereby agrees to reimburse the Bank in full for all reasonable expenses, including reasonable attorney's fees, incurred by the Bank in protecting, defending and maintaining the Patent Collateral.

         13. GOVERNING LAW. THIS RIDER WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE WHERE THE BANK'S OFFICE INDICATED ABOVE IS LOCATED, EXCLUDING ITS CONFLICT OF LAWS RULES, EXCEPT THAT THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA SHALL GOVERN TO THE EXTENT APPLICABLE.

         14. COUNTERPARTS. This Rider may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Rider by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any party so executing this Agreement by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

                  WITNESS the due execution hereof as a document under seal, as of the date first written above.

WITNESS / ATTEST:                             ESCALON MEDICAL CORP.



  /s/                                         By: /s/
---------------------------------                 --------------------  --------
                                                                         (SEAL)

Print Name:  H.M. Rimmer                      Print Name:  Richard J. DePiano
           ----------------------                         ----------------------
Title: SVP Finance                            Title: CEO
       --------------------------                    ---------------------------
(Include title only if an officer
 of entity signing to the right)

                                              PNC BANK, NATIONAL ASSOCIATION


                                              By: /s/
                                                  ------------------------------
                                              Print Name: Frank P. Devine
                                                          ----------------------
                                              Title: Assistant Vice President
                                                     ---------------------------

                              SCHEDULE A - PATENTS



PATENT APPLICATION NO.                      TITLE                                         ISSUE (FILING) DATE
----------------------                      -----                                         -------------------
         Patent #                                                                   Issued/                Date
         Trademark                  Product                                       Application         Issued/applied
          2975833                   Eye Stabilizing mechanism                        Issued              11/10/99
          662704                    Eye Stabilizing mechanism                        Issued                9/7/95
          2106574                   Debridement bodily cavities                     Applied                8/3/00
          2112841                   Eye Stabilizing mechanism                       Applied                1/5/94
          2115006                   P-I Prophylactic Agent                          Applied               4/28/90
          2165071                   Ocular insert                                    Issued               8/15/00
          4670006                   Fluid Air infusion                               Issued                6/2/87
          4712550                   Retinal Trak                                     Issued              12/15/87
          4878487                   Illum. Tissue Manipulation                       Issued               11/7/89
          5147647                   Ocular insert for the Fornix                     Issued               9/15/92
          5181922                   Ocular coats #1                                  Issued               1/26/93
          5311745                   Ocular Insert                                    Issued              10/22/99
          5322691                   Ocular Insert                                    Issued               6/21/94
          5334163                   Intraocular gas                                  Issued                8/2/94
          5336215                   Eye Stabilizing mechanism                        Issued                8/9/94
          5366474                   Ocular coats #2                                  Issued              11/22/94
          5395618                   Ocular Insert w/anchoring                        Issued                3/7/95
          5541951                   High power end pumping                           Issued               7/30/96
          5548234                   Control Pockel's cell                            Issued               8/20/96
          5561678                   Time-Sharing Laser                               Issued               10/1/96
          5466233                   Ocufit Tack for drug delivery                    Issued              11/14/95
        92907746.9                  Debridement bodily cavities                     Applied                8/3/00
         4013118C2                  P-I Prophylactic Agent                           Issued                4/9/98
          5989579                   Ocular Insert w/anchoring                        Issued              11/23/99
           56112                    Ocular insert for the Fornix                     Issued               4/21/92
          2955137                   Ocular Insert w/anchoring                        Issued              10/22/99
        94923238.3                  Ocular Insert w/anchoring                       Applied               6/20/94
        09/707,641                  Retractable micro-surgical tool                 Applied               11/6/00
        09/619,120                  Retractable ophthalmic surgical tool            Applied               7/19/00
         4,764,930                  Multiwavelength Laser Source                     Issued               8/16/88
         4,901,718                  3-D Laser Beam Delivery                          Issued               2/20/90
         1,724,927                  3-D Laser Beam Delivery                          Issued
          603532                    3-D Laser Beam Delivery                          Issued
         4,848,340                  Eyetracker & Method of Use                       Issued               7/18/89
         1,322,779                  Eyetracker & Method of Use                       Issued
         4,881,808                  Imaging System for Surgical Lasers               Issued              11/21/89
         4,907,586                  Method for Reshaping the Eye                     Issued               3/13/90
         4,988,348                  Method for Reshaping the Cornea                  Issued               1/29/91
         2,013,388                  High power Diode Pump Laser                      Issued              10/26/93
         5,062,702                  Device for Mapping Corneal Topography            Issued               11/5/91


PATENT APPLICATION NO.                      TITLE                                         ISSUE (FILING) DATE
----------------------                      -----                                         -------------------
         5,221,988                  Pockle Cell Damping System                       Issued               6/22/93
         5,246,435                  Method for Removing Cataractous Material         Issued               9/21/93
         5,439,482                  Apparatus for Removing Cataractous Mat.          Issued                8/8/95
         5,336,215                  Eye Stabilizing mechanism for use in
                                    Ophthalmic Laser Surgery                         Issued                8/9/94
          662,704                   Eye Stabilizing mechanism for use in
                                    Ophthalmic Laser Surgery                         Issued               1/23/96
         NI-083061                  Intrastromal Photo-Refractive
                                    Keratectomy                                      Issued              12/21/96
         5,541,951                  Device & Method for High Power End Pumping       Issued               7/30/96
         5,548,234                  System and Method for Control of a Pockels'
                                    Cell                                             Issued               8/20/96
         5,561,678                  Time-Sharing Laser                               Issued               10/1/96
         10813.34a                  Eye Stabilizing mechanism for use in
                                    Ophthalmic Laser Surgery                        Pending
         10813.40c                  Intrastromal Photo-Refractive
                                    Keratectomy                                     Pending
        10813.40.1a                 Intrastromal Photo-Refractive
                                    Keratectomy                                     Pending
        10813.40.2                  Intrastromal Photo-Refractive
                                    Keratectomy                                     Pending
        10813.47.1                  Method for Corneal Laser Surgery CIP            Pending
        10813.40.1a                 Method for Corneal Laser Surgery CIP            Pending
         10813.48a                  Time-Sharing Laser                              Pending

                                PATENT ASSIGNMENT

                  WHEREAS, ESCALON MEDICAL CORP. (the "GRANTOR") is the owner of the entire right, title and interest in and to the United States patents, patent applications listed on Schedule "A" attached hereto and made a part hereof, the inventions described therein and all rights associated therewith (collectively, the "PATENT COLLATERAL"), which are registered in the United States Patent and Trademark Office or which are the subject of pending applications in the United States Patent and Trademark Office; and

                  WHEREAS, PNC BANK, NATIONAL ASSOCIATION, having a place of business at 1600 Market Street, Philadelphia, Pennsylvania 19103, identified as the "BANK" under that certain Rider to Security Agreement - Patents of even date herewith (the "GRANTEE") is desirous of acquiring said Patent Collateral;

                  WHEREAS, the Grantee has a security interest in the assets of the Grantor adequate to carry on the business of the Grantor; and

                  WHEREAS, the Rider provides that this Assignment shall become effective upon the occurrence of an Event of Default as defined in the Security Agreement dated as of November 16, 2001 by and between the Grantor and the Grantee.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Grantor, its successors and assigns does hereby transfer, assign and set over unto Grantee, its successors, transferees and assigns, all of its present and future right, title and interest in and to the Patent Collateral and all proceeds thereof and all rights and proceeds associated therewith.

                  IN WITNESS WHEREOF, the undersigned has caused this Patent Assignment to be executed by its duly authorized officer on this 16th day of November, 2001.

WITNESS / ATTEST:                             ESCALON MEDICAL CORP.


  /s/                                         By:   /s/
--------------------------------------            --------------------  --------
                                                                         (SEAL)

Print Name:  H.M. Rimmer                      Print Name: Richard J. DePiano
            --------------------------                    ----------------------

                                              Title: Chairman and Chief
                                                     Executive Officer
                                                     ---------------------------

                          RIDER TO SECURITY AGREEMENT-
                                   COPYRIGHTS


         THIS RIDER TO SECURITY AGREEMENT ("RIDER") is executed as of this 16th day of November, 2001, by and between ESCALON MEDICAL CORP. (the "GRANTOR") with an address at 351 E. Conestoga Road, Wayne, Pennsylvania 19087 and PNC BANK, NATIONAL ASSOCIATION (the "BANK"), with an address at 1600 Market Street, Philadelphia, Pennsylvania 19103. This Rider is incorporated into and made part of that certain Security Agreement ("SECURITY AGREEMENT") between the Grantor and the Bank dated November 16, 2001, and also into certain other financing documents, guarantees and security agreements executed by and between the Grantor and the Bank (all such documents including this Rider being collectively referred to as "LOAN DOCUMENTS"). All capitalized terms not otherwise defined in this Rider shall have the same meanings ascribed to such terms in the other Loan Documents.

         The Grantor owns the works and has registered (or has filed applications for the registration of) the copyrights therefor listed on Schedule "A" attached hereto and made part hereof (all such copyright rights and any renewals or extensions thereof hereinafter referred to as the "COPYRIGHTS").

         The Grantor desires to acquire the Copyrights and the registration thereof, together with all the goodwill of Assignor associated therewith and represented thereby, as security for the Grantor's Obligations referred to and described in the Loan Documents, and the Grantor desires to have its security interest in such Copyrights confirmed by a document identifying same and in such form that it may be recorded in the Library of Congress, Copyright Office.

         NOW, THEREFORE, with the foregoing background deemed incorporated by reference and made a part hereof, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

         1. GRANT OF SECURITY INTEREST. In consideration of and pursuant to the terms of the Loan Documents, and for other good, valuable and sufficient consideration, the receipt and sufficiency of which is hereby acknowledged, and to secure the Grantor's present and future Obligations, the Grantor grants and assigns to the Bank a lien and security interest in all of the Grantor's present and future right, title and interest in and to the Copyrights, together with all the goodwill of the Grantor associated with and represented by the Copyrights, and the registration thereof and the right (but not the obligation) to sue for past, present and future infringements, and the proceeds thereof, including, without limitation, license royalties and proceeds of infringement suits.

         2. REPRESENTATIONS AND WARRANTIES. The Grantor represents, warrants and covenants that: (a) the Copyrights are subsisting and have not been adjudged invalid or unenforceable; (b) each of the Copyrights is valid and enforceable;
(c) the Grantor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Copyrights, and each of the Copyrights is free and clear of any liens, charges and encumbrances, including, without limitation, pledges, assignments, licenses and covenants by the Grantor not to sue third persons; (d) the Grantor has the unqualified right to enter into this Rider and perform its terms; (e) the

Grantor has used, and will continue to use for the duration of this Rider, proper statutory notice in connection with its use of the Copyrights; and (f) the Grantor has used, and will continue to use for the duration of this Rider, consistent standards of quality in products leased or sold under the Copyrights.

         3. VERIFICATION OF QUALITY CONTROL. The Grantor hereby grants to the Bank and its employees and agents the right to visit the Grantor's locations which lease, sell, or store products under any of the Copyrights and to inspect the products and quality control records relating thereto at reasonable times during regular business hours to ensure the Grantor's continued compliance with
Section 2(f).

         4. COVENANTS. The Grantor further covenants that until all of the Obligations have been satisfied in full: (a) the Grantor shall maintain the Copyrights in full force and effect; (b) the Grantor will not enter into any agreement which is inconsistent with the Grantor's obligations under this Rider; and (c) if the Grantor acquires rights to any new Copyrights, whether or not registered, the provisions of this Rider shall automatically apply thereto and the Grantor shall promptly register any new Copyright in the United States Copyright Office, and shall give the Bank prompt written notice thereof along with an amended Schedule A.

         5. EXCLUSIVE USE OF COPYRIGHTS. So long as this Rider is in effect and so long as the Grantor has not received notice from the Bank that an Event of Default has occurred under the Loan Documents and that the Bank has elected to exercise its rights to assignment hereunder, the Grantor shall continue to have the exclusive right to use the Copyrights, including the licensing thereof, and the Bank shall have no right to use the Copyrights or issue any exclusive or non-exclusive license with respect thereto, or assign, pledge or otherwise transfer title in the Copyrights to anyone else.

         6. REMEDIES UPON DEFAULT. (a) Anything herein contained to the contrary notwithstanding, if and while the Grantor shall be in default hereunder or an Event of Default exists under the Loan Documents, the Grantor hereby covenants and agrees that the Bank as the holder of a security interest under the Uniform Commercial Code, may take such action permitted under the Loan Documents or permitted by law, in its exclusive discretion, to foreclose upon the Copyrights covered hereby. Without limiting the generality of the foregoing, the Bank may immediately, without notice or demand, each of which the Grantor hereby waives, collect directly any payments due the Grantor in respect of the Copyrights, or sell at a public or private sale or otherwise realize upon all or from time to time, any of the Copyrights. No notice of any public or private sale shall be required, provided that, if any notice is required by applicable law, then twenty (20) days written notice to the Grantor of any such sale or other disposition of any of the Copyrights shall be reasonable notice. At any such sale or disposition, the Bank may, to the extent permitted by law, purchase the whole or any part of the Copyrights sold, free from any right of redemption on the part of the Grantor, which right the Grantor hereby waives and releases. After deducting from the proceeds of such sale or other disposition of the Collateral all costs and expenses incurred by the Bank in enforcing its rights hereunder (including, without limitation, brokers' fees, auctioneers' fees and attorneys' fees actually incurred), the Bank shall apply the remainder of the proceeds to the payment of the Obligations in such order and manner as the Bank in its sole discretion may determine. Any remainder of the proceeds after payment in full of the Obligations shall be paid over to the Grantor. If any deficiency shall arise, the Grantor shall remain liable to the Bank therefor.

                  (b) For such purposes, and in the event of the Grantor's default hereunder or Event of Default under the Loan Documents and while such Event of Default exists, the Grantor hereby authorizes and empowers the Bank to make, constitute and appoint any officer or agent of the Bank as the Bank may select, in its exclusive discretion, as the Grantor's true and lawful attorney-in-fact, with the power to endorse the Grantor's name on all applications, documents, papers and instruments necessary for the Bank to use the Copyrights or to grant or issue any exclusive or non-exclusive license under the Copyrights to anyone else, or necessary for the Bank to assign, pledge, convey or otherwise transfer title in or dispose of the Copyrights to anyone else. The Grantor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof, except for the gross negligence or willful misconduct of such attorney. This power of attorney shall be irrevocable for the life of this Rider and the Loan Documents, and until all the Obligations (as defined in the Security Agreement) are satisfied in full.

                  (c) The Grantor expressly acknowledges that this Rider shall be recorded with the Library of Congress, Copyright Office in Washington, D.C. Contemporaneously herewith, the Grantor shall also execute and deliver to the Bank such documents as the Bank shall reasonably request to permanently assign all rights in the Copyrights to the Bank, which documents shall be held by the Bank until the occurrence of an Event of Default hereunder or under the Loan Documents. After such occurrence, the Bank may, at its sole option, record such escrowed documents with the Copyright Office.

         7. SUBJECT TO SECURITY AGREEMENT. This Rider shall be subject to the terms, provisions, and conditions set forth in the Security Agreement and may not be modified without the written consent of the party against whom enforcement is being sought.

         8. INCONSISTENT WITH SECURITY AGREEMENT. All rights and remedies herein granted to the Bank shall be in addition to any rights and remedies granted to the Bank under the Loan Documents. In the event of an inconsistency between this Rider and the Security Agreement, the language of the Security Agreement shall control. The terms and conditions of the Security Agreement are hereby incorporated herein by reference.

         9. RE-ASSIGNMENT OF AND/OR TERMINATION OF ANY INTEREST IN COPYRIGHTS. Upon payment and performance of all Obligations under the Loan Documents and full satisfaction of all of the Grantor's liabilities and obligations to the Bank, the Bank shall execute and deliver to the Grantor all documents necessary to re-vest all rights in and to the Copyrights in the Grantor and/or terminate any interest of the Bank therein.

         10. FEES AND EXPENSES. Any and all reasonable fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and legal expenses incurred by the Bank in connection with the preparation of this Rider and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, reasonable counsel fees, maintenance fees, encumbrances or costs otherwise incurred in protecting, maintaining, preserving the Copyrights, or in defending or prosecuting any actions or proceedings arising out of or related to the Copyrights, in each case in accordance with the terms of this Rider, shall be borne and paid by the Grantor on demand by the Bank and until so paid shall be added to the principal amount of the Obligations to the Bank and shall bear interest at the contract rate therefor.

         11. PROSECUTION OF COPYRIGHT APPLICATIONS. (a) Subject to the terms of the Security Agreement, the Grantor shall have the duty to prosecute diligently any copyright application with respect to the Copyrights pending as of the date of this Rider or thereafter, until the Obligations shall have been satisfied in full, to preserve and maintain all rights in the Copyrights, and upon reasonable request of the Bank, the Grantor shall make federal application on registrable but unregistered copyrights belonging to the Grantor. Any reasonable expenses incurred in connection with such applications shall be borne by the Grantor. The Grantor shall not abandon any Copyright without the written consent of the Bank.

                  (b) The Grantor shall have the right to bring suit in its own name to enforce the Copyrights, in which event the Bank may, if the Grantor deems it necessary or after an Event of Default under the Loan Documents, be joined as a nominal party to such suit if the Bank shall have been satisfied that it is not thereby incurring any risk of liability because of such joinder. The Grantor shall promptly, upon demand, reimburse and indemnify the Bank for all damages, reasonable costs and reasonable expenses, including attorneys' fees, incurred by the Bank in the fulfillment of the provisions of this paragraph.

         12. ADDITIONAL REMEDIES. Upon the occurrence of an Event of Default under the Loan Documents, the Bank may, at its sole discretion, complete any obligation of the Grantor hereunder, in the Grantor's name or in the Bank's name, but at the Grantor's expense and the Grantor hereby agrees to reimburse the Bank in full for all reasonable expenses, including reasonable attorneys fees, incurred by the Bank protecting, defending and maintaining the Copyrights.

         13. GOVERNING LAW. THIS RIDER WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE WHERE THE BANK'S OFFICE INDICATED ABOVE IS LOCATED, EXCLUDING ITS CONFLICT OF LAWS RULES, EXCEPT THAT THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA SHALL GOVERN TO THE EXTENT APPLICABLE.

         14. COUNTERPARTS. This Rider may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any party so executing this Agreement by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

WITNESS the due execution hereof as a document under seal, as of the date first written above.


WITNESS / ATTEST:                              ESCALON MEDICAL CORP.


/s/                                            By: /s/
----------------------------------                 --------------------  -------
                                                                          (SEAL)
Print Name: H.M. Rimmer                        Print Name: Richard J. DePiano
            ----------------------                         ---------------------
Title:  SVP Finance                            Title:      Chairman & CEO
       ---------------------------                   ---------------------------
(Include title only if an officer
 of entity signing to the right)


                                           PNC BANK, NATIONAL ASSOCIATION


                                           By: /s/
                                               ---------------------------------
                                           Print Name: Frank P. Devine
                                                       -------------------------
                                           Title:  Assistant Vice President
                                                   -----------------------------

                             SCHEDULE A - COPYRIGHTS


Name of Copyright           Registered (Y/N)           Registration or Film No.
-----------------           ----------------           ------------------------
                                       None

                              COPYRIGHT ASSIGNMENT


         WHEREAS, ESCALON MEDICAL CORP. (the "GRANTOR") is the owner of the entire right, title and interest in and to the United States copyrights listed on Schedule A attached hereto and made part hereof (collectively as the "Copyrights") which are registered in the United States Library of Congress, Copyright Office or which are the subject of pending applications in the United States Library of Congress, Copyright Office; and

         WHEREAS, PNC BANK, NATIONAL ASSOCIATION, having a place of business at 1600 Market Street, Philadelphia, Pennsylvania 19103, identified as the "BANK" under that certain Rider to Security Agreement - Copyrights of even date herewith (the "Grantee") is desirous of acquiring said Copyrights;

         WHEREAS, the Grantee has a security interest in the assets of the Grantor adequate to carry on the business of the Grantor; and

         WHEREAS, the Rider provides that this Assignment shall become effective upon the occurrence of an Event of Default as defined in the Security Agreement dated as of November 16, 2001, by and between the Grantor and the Grantee.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Grantor, for itself and its successors and assigns does hereby transfer, assign and set over unto Grantee, its successors, transferees and assigns, all of its present and future right, title and interest in and to the Copyrights and all proceeds thereof and all goodwill associated therewith.

         IN WITNESS WHEREOF, the undersigned has caused this Copyright Assignment to be executed by its duly authorized officer on this 16th day of November, 2001.


WITNESS / ATTEST:                              ESCALON MEDICAL CORP.


 /s/                                           By:  /s/
---------------------------------                  -------------------  --------
                                                                         (SEAL)
Print Name:  H.M. Rimmer                       Print Name: Richard J. DePiano
            ---------------------                          ---------------------
Title:   SVP Finance                           Title:  CEO
       --------------------------                     --------------------------
(Include title only if an officer
 of entity signing to the right)